UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2019

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	KIN	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	KIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 21, 2019, Kindred Biosciences, Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 34,452,029 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 88.3% percent of the Company’s outstanding common stock as of the April 23, 2019 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019.
PROPOSAL 1 - Election of Directors. As to the election of director nominees, Denise M. Bevers, Richard Chin, M.D. and Joseph S. McCracken, D.V.M., to serve as a Class III directors until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, the voting was as follows:

	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1. Denise M. Bevers	26,324,060	905,740	3,806	7,218,423
2. Richard Chin, M.D.	26,758,579	469,918	5,109	7,218,423
3. Joseph S. McCracken, D.V.M.	24,004,181	2,947,474	281,951	7,218,423

PROPOSAL 2 - Advisory Vote to Approve Named Executive Officer Compensation. As to the proposal to approve, on an advisory basis, the Company’s named executive officer compensation, the voting was as follows:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
22,714,387	4,496,748	22,471	7,218,423

PROSPOAL 3 - Advisory Vote on Frequency of Future Votes on Executive Compensation. As to the advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation, the voting was as follows:

1 Year	2 Years	3 Years	Votes ABSTAINED	Broker Non-Votes
24,306,751	296,803	2,589,119	40,933	—

Based upon the results of this stockholder advisory vote, the Company’s Board of Directors has determined to follow the stockholders’ recommendation and will submit the vote to approve compensation of the named executive officers of the Company on a non-binding, advisory basis to stockholders every year.

PROPOSAL 4 - Ratification of Independent Public Accountant. As to the ratification of the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, the voting was as follows:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
34,244,317	83,431	124,281	—

Based on the foregoing votes, the Company’s stockholders elected each of the three Class III director nominees to serve on the Company’s Board of Directors until the annual meeting of stockholders in 2022 and until their respective successors have been duly elected and qualified, approved the compensation paid to the named executive officers of Company on an advisory basis, recommended “one year” as the frequency of future advisory votes to approve the compensation paid to the named executive officers of Company on an advisory basis and ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: June 26, 2019	By: /s/ Wendy Wee
Wendy Wee
Chief Financial Officer